UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Growth Stock Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

After a very strong first quarter, U.S. stocks gave back some of their gains in a volatile second quarter as problems in Europe, slowing growth in China, and a weak U.S. labor market helped undermine investor confidence. The bulk of the losses came in May against the backdrop of the deteriorating situation in the eurozone, where government bond yields in peripheral countries soared and Spain sought a bailout for its banking sector. Shares bottomed in early June and produced solid gains for the month, but not enough to offset losses earlier in the quarter. That said, equities finished firmly in positive territory for the year-to-date period.

PERFORMANCE COMPARISON

The Growth Stock Fund posted a return of 13.29% during the past six months compared with 10.08% for the Russell 1000 Growth Index and 9.75% for the Lipper Large-Cap Growth Funds Index. The broad market, measured by the S&P 500 Index, returned 9.49% during the period. (Results for Advisor and R Class shares were slightly lower, reflecting their different expense ratios.)

MARKET ENVIRONMENT

Toward the end of the period, Fed Chairman Ben Bernanke announced that the central bank would extend “Operation Twist,” a program designed to suppress long-term interest rates and reduce borrowing costs, through the end of the year. Under the program, which started last fall and had been scheduled to expire in June, the Fed sells short-term Treasury securities and uses the proceeds to buy long-term government bonds. Some investors were disappointed that the Fed didn’t come up with a new plan to stimulate economic growth, but Bernanke made it clear that he is prepared to take further action if the U.S. economy falters in the coming months.

“I wouldn’t accept the proposition that the Fed has no more ammunition,” Bernanke said. He is concerned that a barrage of weak economic reports from Europe, China, and developing economies is already affecting U.S. manufacturing and could lead to a new round of layoffs. The U.S. economy has endured three consecutive months of disappointing job gains and a recent uptick in unemployment. While U.S. corporations in general exhibit strong balance sheets and robust profitability, they lack the conviction to step up hiring in the midst of the uncertainty surrounding government policies.

The year so far has been a tale of two contrasting quarters, with the first offering relatively healthy U.S. economic data regarding the labor and housing markets. Those two areas are the pillars of any sustainable economic recovery. The second quarter, however, featured worsening news from abroad, which threatened to undermine the pace of the U.S. recovery. Heading the list was the eurozone’s struggle to deal effectively with problems in Greece, Spain, and Italy, which led to soaring sovereign debt yields. The core countries, Germany and France, suffered economic slumps of their own, while growth also slowed in China.

As the period ended, we appeared to be stuck in a repetitive cycle of ongoing crises; reactions to the crises; temporary stabilization, followed by worsening crises; and inadequate responses. Investors grew increasingly risk averse in an environment of ineffective policy responses in Europe and the U.S. Clearly, bold moves are required by elected officials who, so far, have failed to summon the willpower to move beyond election year politics.

PORTFOLIO REVIEW

The main drivers of the fund’s relative performance during the first half of the year were our holdings in the consumer discretionary and information technology sectors. We were well represented in the first group with positions in Amazon.com and Priceline.com, and in the second group with Apple, Google, and eBay. The fund’s group weighting in energy also contributed positively. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology remains our largest absolute weighting in the portfolio, and our major exposures within the sector are computers and peripherals, including Apple; Internet software and services, primarily Google, eBay, and LinkedIn; IT services, among them MasterCard, Visa, and Accenture; and communications equipment via Qualcomm. We remain focused on the rapid adoption of increasingly powerful mobile computing devices by consumers and businesses. Companies involved in tablets, smartphones, wireless technology, data infrastructure, and cloud computing should benefit from the voracious demand for ubiquitous, experience-rich Internet content.

Consumer discretionary is the fund’s second-largest sector. Our positions are focused in Internet catalog and retail (Amazon.com and Priceline.com), and hotels, restaurants, and leisure stocks (Starbucks, Chipotle Mexican Grill, Marriott, Las Vegas Sands, Starwood Hotels, and Yum! Brands). We also have sizable positions in Nike, Walt Disney, and Home Depot and believe certain companies in this sector will be able to sustain double-digit earnings growth. Although emerging economies are slowing, consumption remains strong. We favor companies with multinational exposure, a strong brand, and a dominant market position, and we believe that by investing in companies that exhibit these characteristics, we can capitalize on opportunities while mitigating risk. We have also been looking for opportunities in companies that can benefit from a recovery in the housing market. We have initiated or added to positions in Sherwin-Williams, Home Depot, D.R. Horton, Lennar, and NVR.

The fund has a significant allocation to the industrials and business services sector via Danaher, Precision Castparts, Fastenal, UPS, FedEx, Union Pacific, and Boeing. As the global economy rests on shaky ground, we favor areas of secular rather than cyclical growth and are focused on business service companies that are more likely to hold up during periods of high volatility. Health care occupies another important place in the portfolio, and we have been adding selectively to the sector. We initiated positions in UnitedHealth Group, SXC Health Solutions, Novo Nordisk, and Regeneron Pharmaceuticals. We continue to believe in companies that can deliver cost-effective, innovative solutions with the ability to weather reform initiatives.

OUTLOOK

After a decade with two vicious bear markets and little in the way of return, equity investors are worn out. We don’t know how the big-picture issues we discussed will be resolved, but we do know that the equity risk premium is at its highest level in decades. We also know that, despite these very real concerns, the U.S. economy is showing surprising resilience. Sharp increases in productivity as a result of cost-cutting appear to be slowing, setting the stage for improvement in job gains and household spending. Housing activity, a major driver of jobs, has likely bottomed. Monetary policy is slated to remain accommodative through the foreseeable future, and the yield curve is steep, a possible harbinger of stronger growth down the road. Profits and cash flows are growing, and balance sheets are flush.

Attractive valuations, strategic acquisitions, and other shareholder-friendly maneuvers like share buybacks can serve as a positive catalyst for stocks, as companies put their balance sheets to work. Future stock market performance depends to a great extent on favorable resolutions to the sovereign debt crisis in Europe and fiscal imbalances in the U.S., as well as stabilization of economic growth in emerging markets such as China. Should they come to pass, they could create a robust environment for equities in the second half of 2012 and beyond. If investor confidence returns, money currently sitting on the sidelines or in bonds may get reallocated back into stocks, leading to a healthy expansion of price/earnings multiples.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

July 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Broker’s Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 31.83	$ 32.15	$ 27.51	$ 19.24	$ 33.66	$ 31.63
Investment activities						
Net investment income (loss)(1)	(0.01)	0.01	0.02	0.06	0.14	0.22
Net realized and unrealized gain (loss)	4.24	(0.32)	4.64	8.26	(14.37)	3.03
Total from investment activities	4.23	(0.31)	4.66	8.32	(14.23)	3.25
Distributions						
Net investment income	–	(0.01)	(0.02)	(0.05)	(0.12)	(0.21)
Net realized gain	–	–	–	–	(0.07)	(1.01)
Total distributions	–	(0.01)	(0.02)	(0.05)	(0.19)	(1.22)
NET ASSET VALUE						
End of period	**$ 36.06**	**$ 31.83**	**$ 32.15**	**$ 27.51**	**$ 19.24**	**$ 33.66**

Ratios/Supplemental Data

Total return(2)	**13.29%**	**(0.97)%**	**16.93%**	**43.25%**	**(42.26)%**	**10.37%**
Ratio of total expenses to average net assets	0.70%(3)	0.70%	0.70%	0.73%	0.71%	0.67%
Ratio of net investment income (loss) to average net assets	(0.05)%(3)	0.04%	0.06%	0.25%	0.49%	0.64%
Portfolio turnover rate	18.8%	29.5%	42.2%	59.0%	55.6%	51.2%
Net assets, end of period (in millions)	$ 25,731	$ 22,840	$ 22,080	$ 18,348	$ 12,613	$ 21,493

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 31.51	$ 31.90	$ 27.33	$ 19.12	$ 33.40	$ 31.39
Investment activities						
Net investment income (loss)(1)	(0.05)	(0.06)	(0.05)	0.01	0.08	0.14
Net realized and unrealized gain (loss)	4.20	(0.33)	4.62	8.20	(14.24)	3.01
Total from investment activities	4.15	(0.39)	4.57	8.21	(14.16)	3.15
Distributions						
Net investment income	–	–	–	–	(0.05)	(0.13)
Net realized gain	–	–	–	–	(0.07)	(1.01)
Total distributions	–	–	–	–	(0.12)	(1.14)
NET ASSET VALUE						
End of period	**$ 35.66**	**$ 31.51**	**$ 31.90**	**$ 27.33**	**$ 19.12**	**$ 33.40**
Ratios/Supplemental Data						
Total return(2)	13.17%	(1.22)%	16.72%	42.94%	(42.38)%	10.12%
Ratio of total expenses to average net assets	0.93%(3)	0.93%	0.93%	0.92%	0.92%	0.90%
Ratio of net investment income (loss) to average net assets	(0.27)%(3)	(0.19)%	(0.17)%	0.07%	0.27%	0.41%
Portfolio turnover rate	18.8%	29.5%	42.2%	59.0%	55.6%	51.2%
Net assets, end of period (in millions)	$ 2,111	$ 1,806	$ 1,957	$ 1,798	$ 1,667	$ 3,664

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 31.08	$ 31.54	$ 27.11	$ 19.01	$ 33.21	$ 31.21
Investment activities						
Net investment income (loss)[1]	(0.09)	(0.15)	(0.12)	(0.04)	0.01	0.06
Net realized and unrealized gain (loss)	4.13	(0.31)	4.55	8.14	(14.13)	2.99
Total from investment activities	4.04	(0.46)	4.43	8.10	(14.12)	3.05
Distributions						
Net investment income	–	–	–	–	(0.01)	(0.04)
Net realized gain	–	–	–	–	(0.07)	(1.01)
Total distributions	–	–	–	–	(0.08)	(1.05)
NET ASSET VALUE						
End of period	**$ 35.12**	**$ 31.08**	**$ 31.54**	**$ 27.11**	**$ 19.01**	**$ 33.21**

Ratios/Supplemental Data						
Total return[2]	13.00%	(1.46)%	16.34%	42.61%	(42.51)%	9.85%
Ratio of total expenses to average net assets	1.20%[3]	1.20%	1.20%	1.18%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.54)%[3]	(0.46)%	(0.44)%	(0.19)%	0.04%	0.17%
Portfolio turnover rate	18.8%	29.5%	42.2%	59.0%	55.6%	51.2%
Net assets, end of period (in thousands)	$ 708,002	$ 619,117	$ 731,591	$ 649,529	$ 500,715	$ 912,697

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 96.0%		
CONSUMER DISCRETIONARY 21.0%		
Automobiles 0.3%		
Harley-Davidson	2,118,100	96,861
		96,861
Hotels, Restaurants & Leisure 6.5%		
Carnival (GBP)	3,438,468	117,665
Chipotle Mexican Grill (1)	699,022	265,593
Las Vegas Sands	5,013,900	218,055
Marriott, Class A	5,579,737	218,726
MGM Resorts International (1)	5,365,300	59,877
Starbucks	10,753,700	573,387
Starwood Hotels & Resorts Worldwide	3,766,964	199,800
Yum! Brands	2,936,300	189,156
		1,842,259
Household Durables 1.0%		
D. R. Horton	4,774,100	87,748
Lennar, Class A	2,852,800	88,180
NVR (1)	111,600	94,860
		270,788
Internet & Catalog Retail 6.9%		
Amazon.com (1)	4,440,041	1,013,883
Groupon (1)	8,059,744	85,675
priceline.com (1)	1,317,114	875,249
		1,974,807
Media 0.9%		
Walt Disney	5,329,200	258,466
		258,466
Multiline Retail 0.3%		
Dollar Tree (1)	1,786,800	96,130
		96,130

Specialty Retail 2.8%		
AutoZone (1)	575,600	211,343
CarMax (1)	5,412,000	140,387
Home Depot	4,287,900	227,216
Ross Stores	2,623,700	163,902
TSC	575,400	47,793
		790,641
Textiles, Apparel & Luxury Goods 2.3%		
Coach	1,037,000	60,644
Fossil (1)	1,366,679	104,606
Nike, Class B	3,252,100	285,469
Prada (HKD)	15,501,400	106,165
Ralph Lauren	769,940	107,838
		664,722
Total Consumer Discretionary		5,994,674
CONSUMER STAPLES 2.5%		
Beverages 0.5%		
Monster Beverage (1)	1,926,000	137,131
		137,131
Food & Staples Retailing 2.0%		
Costco Wholesale	2,400,600	228,057
CVS Caremark	5,293,000	247,342
Whole Foods Market	1,181,000	112,573
		587,972
Total Consumer Staples		725,103
ENERGY 3.5%		
Energy Equipment & Services 1.3%		
FMC Technologies (1)	4,233,900	166,096

Schlumberger	3,332,400	216,306
		382,402
Oil, Gas & Consumable Fuels 2.2%		
EOG Resources	1,994,600	179,733
Occidental Petroleum	2,056,800	176,412
Range Resources	1,704,700	105,470
Williams Companies	5,788,900	166,836
		628,451
Total Energy		1,010,853
FINANCIALS 6.0%		
Capital Markets 1.5%		
Franklin Resources	2,213,960	245,728
Invesco	8,708,904	196,821
		442,549
Commercial Banks 0.4%		
U.S. Bancorp	3,449,600	110,939
		110,939
Consumer Finance 1.4%		
American Express	6,799,400	395,793
		395,793
Diversified Financial Services 0.5%		
IntercontinentalExchange (1)	960,200	130,568
		130,568
Real Estate Investment Trusts (REITs) 2.2%		
American Tower, REIT	8,990,441	628,522
		628,522
Total Financials		1,708,371

Valeant Pharmaceuticals International (1)	2,903,600	130,052
		333,555
Total Health Care		2,569,845
INDUSTRIALS & BUSINESS SERVICES 12.9%		
Aerospace & Defense 2.3%		
Boeing	2,666,600	198,128
Precision Castparts	2,825,400	464,750
		662,878
Air Freight & Logistics 2.1%		
FedEx	3,226,215	295,554
UPS, Class B	3,892,000	306,534
		602,088
Airlines 0.3%		
United Continental (1)	3,014,600	73,345
		73,345
Commercial Services & Supplies 0.5%		
IHS (1)	1,375,405	148,172
		148,172
Electrical Equipment 0.7%		
Babcock & Wilcox (1)	2,717,700	66,584
Roper Industries	1,408,300	138,830
		205,414
Industrial Conglomerates 2.8%		
Danaher	15,140,600	788,523
		788,523
Machinery 0.4%		
Deere	1,393,500	112,692
		112,692

Road & Rail 2.2%		
J.B. Hunt Transport Services	2,418,800	144,160
Kansas City Southern Industries	2,637,920	183,494
Union Pacific	2,489,900	297,070
		624,724
Trading Companies & Distributors 1.6%		
Fastenal	8,454,806	340,813
W. W. Grainger	566,700	108,376
		449,189
Total Industrials & Business Services		3,667,025
INFORMATION TECHNOLOGY 35.2%		
Communications Equipment 3.3%		
Juniper Networks (1)	13,701,100	223,465
Qualcomm	12,657,700	704,781
		928,246
Computers & Peripherals 12.2%		
Apple (1)	5,597,100	3,268,706
EMC (1)	8,374,000	214,626
		3,483,332
Electronic Equipment, Instruments & Components 0.4%		
Trimble Navigation (1)	2,710,585	124,714
		124,714
Internet Software & Services 9.4%		
Akamai Technologies (1)	4,077,867	129,472
Baidu, ADR (1)	3,512,300	403,844
eBay (1)	10,514,900	441,731
Facebook, Class A, Acquisition Date: 8/12 - 12/29/11 Acquisition Cost $73,178 (1)(2)	2,420,883	71,571
Facebook, Class B, Acquisition Date: 3/31 - 5/19/11 Acquisition Cost $107,709 (1)(2)	4,307,346	127,342

Google, Class A (1)	1,841,500	1,068,199
LinkedIn (1)	1,733,900	184,262
Tencent Holdings (HKD)	8,432,700	249,022
Twitter, Acquisition Date: 9/13/11 Acquisition Cost $18,025 (1)(2)	1,120,002	17,920
		2,693,363
IT Services 6.3%		
Accenture, Class A	5,011,900	301,165
MasterCard, Class A	1,899,900	817,166
Teradata (1)	2,133,600	153,641
Visa, Class A	4,161,900	514,536
		1,786,508
Semiconductor & Semiconductor Equipment 0.7%		
Broadcom, Class A	6,183,350	208,997
		208,997
Software 2.9%		
Autodesk (1)	3,144,600	110,029
Check Point Software Technologies (1)	2,056,400	101,977
Informatica (1)	3,057,100	129,499
Nuance Communications (1)	5,972,300	142,260
Red Hat (1)	3,187,900	180,053
Salesforce.com (1)	1,120,579	154,931
		818,749
Total Information Technology		10,043,909
MATERIALS 3.3%		
Chemicals 3.3%		
Ecolab	1,187,700	81,393
Praxair	5,418,200	589,121
Sherwin-Williams	1,944,200	257,315
Total Materials		927,829

TELECOMMUNICATION SERVICES 2.6%

Wireless Telecommunication Services 2.6%

Crown Castle International (1)	12,708,200	745,463
Total Telecommunication Services		745,463
Total Common Stocks (Cost $17,339,746)		27,393,072

CONVERTIBLE PREFERRED STOCKS 0.2%

INFORMATION TECHNOLOGY 0.2%

Internet Software & Services 0.2%

LivingSocial, Acquisition Date: 11/18/11 Acquisition Cost $16,255 (1)(2)	2,113,733	11,262
Twitter, Series A, Acquisition Date: 9/13/11 Acquisition Cost $47 (1)(2)	2,913	47
Twitter, Series B, Acquisition Date: 9/13/11 Acquisition Cost $730 (1)(2)	45,380	726
Twitter, Series B2, Acquisition Date: 3/30/12 Acquisition Cost $13,123 (1)(2)	820,169	13,123
Twitter, Series C, Acquisition Date: 9/13/11 Acquisition Cost $187 (1)(2)	11,653	186
Twitter, Series C2, Acquisition Date: 3/30/12 Acquisition Cost $3,560 (1)(2)	222,472	3,560
Twitter, Series D, Acquisition Date: 9/13/11 Acquisition Cost $6,919 (1)(2)	429,907	6,878
Twitter, Series F, Acquisition Date: 3/30/12 Acquisition Cost $2,364 (1)(2)	147,763	2,364
Twitter, Series G-2, Acquisition Date: 7/28/11 Acquisition Cost $28,171 (1)(2)	1,750,449	28,007
Total Convertible Preferred Stocks (Cost $71,356)		66,153

SHORT-TERM INVESTMENTS 3.7%

Money Market Funds 3.7%

T. Rowe Price Reserve Investment Fund, 0.16% (3)(4)	1,064,067,867	1,064,068

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $18,475,170)	$ 28,523,293
Receivable for investment securities sold	41,447
Receivable for shares sold	41,323
Dividends receivable	14,502
Other assets	202
Total assets	28,620,767
Liabilities	
Payable for shares redeemed	31,002
Payable for investment securities purchased	22,247
Investment management fees payable	12,150
Due to affiliates	2,671
Other liabilities	2,456
Total liabilities	70,526
NET ASSETS	$ 28,550,241
Net Assets Consist of:	
Accumulated net investment loss	$ (9,175)
Accumulated undistributed net realized loss	(3,393,174)
Net unrealized gain	10,048,134
Paid-in capital applicable to 792,860,879 shares of $1.00 par value capital stock outstanding; 1,500,000,000 shares authorized	21,904,456
NET ASSETS	$ 28,550,241
NET ASSET VALUE PER SHARE	
Investor Class ($25,730,676,547 / 713,496,275 shares outstanding)	$ 36.06
Advisor Class ($2,111,562,037 / 59,207,912 shares outstanding)	$ 35.66
R Class ($708,002,357 / 20,156,692 shares outstanding)	$ 35.12

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund–Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $232,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $246,896,000 of net gain on $488,304,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $1,728,000 for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,179,253,000 and $5,817,899,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $3,572,010,000 of available capital loss carryforwards, which expire as follows: $50,431,000 in fiscal 2016 and $3,299,207,000 in fiscal 2017; $222,372,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $18,596,403,000. Net unrealized gain aggregated $9,926,901,000 at period-end, of which $10,241,648,000 related to appreciated investments and $314,747,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $1,103,000 for T. Rowe Price Services, Inc.; and $2,635,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $328,000 of Spectrum Funds’ expenses and $11,015,000 of Retirement Funds’ expenses. Of these amounts, $6,411,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 41% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,643,900 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expense, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012